UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10555

PIMCO Corporate Income Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York			10105
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	October 31, 2006

Date of reporting period:	October 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Contents

Letter to Shareholders	1

Performance & Statistics	2

Schedule of Investments	3-13

Statement of Assets and Liabilities	14

Statement of Operations	15

Statement of Changes in Net Assets	16

Notes to Financial Statements	17-25

Financial Highlights	26

Report of Independent Registered Public Accounting Firm	27

Matters Relating to the Trustees Consideration of the Investment Management & Portfolio Management Agreements	28-30

Privacy Policy/Proxy Voting Policies & Procedures	31

Dividend Reinvestment Plan	32

Board of Trustees & Principal Officers	33-34

PIMCO Corporate Income Fund Letter to Shareholders

December 4, 2006

Dear Shareholder:

We are pleased to provide you with the annual report for PIMCO Corporate Income Fund (the “Fund”) for the fiscal year ended October 31, 2006.

In August, after nearly two years and 17 consecutive increases, the Federal Reserve (the “Fed”) chose to keep short-term interest rates unchanged at 5.25%. In making this decision, the Fed cited weakness in the housing sector and falling energy prices. Largely due to this action, the broad bond market rallied.

For specific information on the Fund and its performance during the reporting period, please review the following pages.

If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 331-1710. You will also find a wide range of information and resources on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC, the fund’s sub-adviser, we thank you for investing with us.

Sincerely,

Robert E. Connor	Brian S. Shlissel
Chairman	President & Chief Executive Officer

10.31.06 | PIMCO Corporate Income Fund Annual Report 1

PIMCO Corporate Income Fund Performance & Statistics

October 31, 2006 (unaudited)

*	For the 12 months ended October 31, 2006, the Fund returned 10.68% at net asset value and 15.08% at market price.
*	The broad bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 5.19% during the reporting period.
*	A focus on electrical companies throughout 2006 was positive for performance as these firms benefited from improved balance sheets resulting from operational enhancements.
*

A concentration in consumer cyclicals throughout 2006 was a positive for the Fund. Two areas within this sector that helped boost performance were entertainment companies and short maturity bonds issued by the financing arms of automotive manufacturers. The latter benefited from good asset coverage, strong liquidity and moderate risk profiles when compared to their parent operations.

*

Towards the end of the reporting period, a large allocation to the communications sector boosted returns. Overall, this sector underperformed, but the Fund’s focus on wireless firms, which experienced robust demand and a healthy pricing environment, proved positive for performance.

*	In the second half of the reporting period, the Fund’s quality bias was positive for performance, given its exposure to both BBB- and BB-rated issues, which outperformed higher-rated issues.

Total Return(1):	Market Price	Net Asset Value (“NAV”)
1 year	15.08%	10.68%
3 year	11.41%	9.33%
Commencement of Operations (12/21/01) to 10/31/06	11.42%	11.18%

Common Share Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (12/21/01) to 10/31/06	Market Price	$15.68
NAV	NAV	$14.76
Market Price	Premium to NAV	6.23%
	Market Price Yield(2)	8.13%

(1) Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all of the Fund’s income dividends and capital gain distributions have been reinvested at prices obtained under the dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period greater than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at October 31, 2006.

2 PIMCO Corporate Income Fund Annual Report | 10.31.06

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2006

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
CORPORATE BONDS & NOTES – 77.3%

Airlines – 3.7%
	American Airlines, Inc., pass thru certificates,
$2,012	6.978%, 10/1/12, Ser. 01-2	Baa2/A-	$2,038,171
1,000	7.858%, 4/1/13, Ser. 01-2	Baa2/A-	1,080,625
	Continental Airlines, Inc., pass thru certificates,
10,000	6.503%, 6/15/11, Ser. 01-1	Baa3/BBB+	10,192,747
800	6.545%, 8/2/20	Baa3/A-	814,718
3,035	7.056%, 9/15/09, Ser. 99-2	Baa3/A-	3,133,269
2,407	9.798%, 4/1/21	Ba2/BB+	2,611,459
	Delta Air Lines, Inc., pass thru certificates,
5,740	7.57%, 5/18/12, Ser. 00-1	NR/BB	5,757,938
	United Air Lines, Inc.,
4,285	6.201%, 3/1/10, Ser. 01-1	NR/BBB	4,287,449
400	10.36%, 11/13/12, Ser. 91C (b)(d)(e)(f)	NR/NR	13,601
			29,929,977
Apparel & Textiles – 0.2%
1,500	Quiksilver, Inc., 6.875%, 4/15/15	Ba3/BB-	1,451,250
Automotive – 0.9%
1,500	ArvinMeritor, Inc., 8.75%, 3/1/12	Ba3/BB-	1,481,250
2,000	Auburn Hills Trust, 12.375%, 5/1/20	Baa1/BBB	2,980,396
1,500	Ford Motor Co., 9.98%, 2/15/47	B3/B	1,316,250
1,500	TRW Automotive, Inc., 9.375%, 2/15/13	Ba3/BB-	1,614,375
			7,392,271
Banking – 5.5%
6,700	BNP Paribas, 5.186%, 6/29/15, VRN (d)	A1/A+	6,400,657
5,000	Colonial Bank, 9.375%, 6/1/11	Ba1/BBB-	5,669,410
1,700	Fifth Third Capital Trust I, 8.136%, 3/15/27, Ser. A	A1/NR	1,780,169
	HSBC Capital Funding L.P., VRN,
3,000	4.61%, 6/27/13 (d)	A1/A	2,812,614
1,000	10.176%, 6/30/30	A1/A	1,474,548
6,450	HSBC Holdings PLC, 6.50%, 5/2/36	Aa3/A+	7,011,801
2,400	Rabobank Capital Funding Trust, 5.254%, 10/21/16, UNIT, VRN (d)	Aa2/AA	2,334,840
5,910	Republic New York Corp., 9.70%, 2/1/09	A1/A+	6,474,375
1,000	Riggs Capital Trust, 8.625%, 12/31/26, Ser. A	A3/BBB+	1,046,405
1,750	Riggs National Corp., 9.65%, 6/15/09	A3/A-	1,936,559
1,000	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31, VRN	A1/A	1,176,007
4,700	USB Capital IX, 6.189%, 4/15/11, VRN	Aa3/A	4,803,405
2,000	Wachovia Capital Trust III, 5.80%, 3/15/11, VRN	A2/A-	2,019,540
			44,940,330
Computer Services – 0.3%
	Electronic Data Systems Corp.,
1,000	6.50%, 8/1/13, Ser. B	Ba1/BBB-	1,017,996
1,500	7.125%, 10/15/09	Ba1/BBB-	1,569,805
			2,587,801
Containers & Packaging – 0.7%
	Smurfit-Stone Container,
1,000	8.375%, 7/1/12	B2/CCC+	980,000
4,296	9.75%, 2/1/11	B2/CCC+	4,451,730
			5,431,730

10.31.06 | PIMCO Corporate Income Fund Annual Report 3

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Diversified Manufacturing – 2.4%
	Hutchison Whampoa International Ltd. (d),
$3,500	6.25%, 1/24/14	A3/A-	$3,640,039
500	6.50%, 2/13/13	A3/A-	524,621
2,000	JSG Funding PLC, 9.625%, 10/1/12	B3/B-	2,127,500
1,030	Raychem Corp., 7.20%, 10/15/08	Baa3/BBB+	1,064,139
£5,800	Tyco International Group S.A., 6.50%, 11/21/31	Baa3/BBB+	12,685,519
			20,041,818
Energy – 2.4%
$1,000	Edison Mission Energy, 7.73%, 6/15/09	B1/BB-	1,045,000
5,000	Energy Transfer Partners L.P., 6.125%, 2/15/17	Baa3/BAA3	5,088,140
2,000	FirstEnergy Corp., 7.375%, 11/15/31, Ser. C	Baa3/BBB-	2,346,662
550	Peabody Energy Corp., 7.375%, 11/1/16	Ba1/BB	574,750
4,700	Plains All American Pipeline L.P., 6.125%, 1/15/17 (d)	Baa3/BBB-	4,771,666
2,719	Sithe Independence Funding Corp., 9.00%, 12/30/13, Ser. A	Ba2/B	3,005,811
818	System Energy Resources, Inc., 5.129%, 1/15/14 (d)	Baa3/BBB	801,592
1,800	TECO Energy, Inc., 6.75%, 5/1/15	Ba2/BB	1,845,000
			19,478,621
Financial Services – 9.8%
2,000	American General Finance Corp., 8.45%, 10/15/09	A1/A+	2,172,890
8,500	Beaver Valley II Funding, 9.00%, 6/1/17	Baa3/BBB-	9,618,362
2,000	Bluewater Finance Ltd., 10.25%, 2/15/12	B2/B-	2,050,000
4,051	Cedar Brakes II LLC, 9.875%, 9/1/13 (b)(d)	Baa2/BBB-	4,529,913
	Ford Motor Credit Co.,
2,000	5.80%, 1/12/09	B1/B	1,911,278
500	7.875%, 6/15/10	B1/B	488,283
1,000	Fresenius Medical Care Capital Trust, 7.875%, 6/15/11	B1/B+	1,035,000
1,180	General Electric Capital Corp., 8.30%, 9/20/09	Aaa/AAA	1,279,966
	General Motors Acceptance Corp.,
5,000	6.875%, 9/15/11	Ba1/BB	5,039,465
15,000	7.75%, 1/19/10	Ba1/BB	15,545,445
3,500	HBOS Capital Funding L.P., 6.071%, 6/30/14, VRN (d)	A1/A	3,572,187
3,900	MBNA Capital, 6.289%, 2/1/27, Ser. B, FRN	Aa3/A	3,895,503
1,300	Mizuho JGB Investment LLC, 9.87%, 6/30/08, VRN (d)	Baa1/BBB+	1,389,287
300	Mizuho Preferred Capital Co. LLC, 8.79%, 6/30/08, VRN (d)	Baa1/BBB+	315,540
	Pemex Project Funding Master Trust,
4,350	8.00%, 11/15/11	Baa1/BBB	4,795,875
1,400	8.625%, 2/1/22	Baa1/BBB	1,711,500
3,500	9.50%, 9/15/27	NR/BBB	4,637,500
2,000	Preferred Term Securities XIII, 5.94%, 3/24/34, FRN (b)(d)(f)	Aaa/AAA	2,001,046
6,500	RBS Capital Trust I, 5.512%, 9/30/14, VRN	A1/A	6,405,250
4,500	UBS Preferred Funding Trust V, 6.243%, 5/15/16, Ser. 1, VRN	A1/AA-	4,686,678
1,500	Universal City Development Partners Ltd., 11.75%, 4/1/10	B2/B-	1,623,750
1,000	Universal City Florida Holding Co., 8.375%, 5/1/10	B3/B-	1,012,500
			79,717,218
Food & Beverage – 0.9%
3,000	Ingles Markets, Inc., 8.875%, 12/1/11	B3/B	3,142,500
4,000	Tyson Foods, Inc., 6.85%, 4/1/16	Ba1/BBB-	4,134,664
			7,277,164

4 PIMCO Corporate Income Fund Annual Report | 10.31.06

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Healthcare & Hospitals – 1.3%
	HCA, Inc.,
$550	8.36%, 4/15/24	Ba2/B-	$472,149
1,000	8.70%, 2/10/10	Ba2/B-	1,015,522
5,470	9.00%, 12/15/14	Ba2/B-	5,267,479
	Tenet Healthcare Corp.,
2,500	7.375%, 2/1/13	Caa1/CCC+	2,228,125
2,000	9.25%, 2/1/15	Caa1/CCC+	1,907,500
			10,890,775
Hotels/Gaming – 3.3%
	Caesars Entertainment, Inc.,
3,000	7.00%, 4/15/13	Baa3/BB+	3,040,314
500	8.875%, 9/15/08	Ba1/BB-	521,875
	Choctaw Resort Development Enterprise, Inc.,
1,000	7.25%, 11/15/19 (d)	Ba2/BB-	1,000,000
1,000	Gaylord Entertainment Co., 8.00%, 11/15/13	B3/B-	1,022,500
	Hilton Hotels Corp.,
1,000	7.625%, 5/15/08	Ba2/BB	1,026,250
1,646	8.25%, 2/15/11	Ba2/BB	1,773,618
5,000	ITT Corp., 7.375%, 11/15/15	Baa3/BBB-	5,075,000
500	Mandalay Resort Group, 9.375%, 2/15/10	B1/B+	533,750
	MGM Mirage, Inc.,
3,000	6.625%, 7/15/15	Ba2/BB	2,853,750
5,000	8.375%, 2/1/11	B1/B+	5,218,750
2,541	Times Square Hotel Trust, 8.528%, 8/1/26 (b)(d)	Baa3/BBB-	2,896,689
2,000	Wynn Las Vegas LLC, 6.625%, 12/1/14	B1/BB-	1,970,000
			26,932,496
Insurance – 0.3%
2,300	Dai-ichi Mutual Life Insurance Co., 5.73%, 3/17/14 (d)	NR/A-	2,306,263
Metals & Mining – 1.2%
3,000	Falconbridge Ltd., 7.25%, 7/15/12	Baa2/BBB+	3,228,831
4,700	Phelps Dodge Corp., 9.50%, 6/1/31	Baa2/BBB	6,208,418
			9,437,249
Multi-Media – 7.6%
3,000	British Sky Broadcasting PLC, 6.875%, 2/23/09	Baa2/BBB	3,098,538
1,000	Cablevision Systems Corp., 8.00%, 4/15/12, Ser. B	B3/B+	976,250
6,000	Charter Communications Operating LLC, 8.375%, 4/30/14 (d)	B3/B-	6,195,000
2,250	Comcast Corp., 10.625%, 7/15/12	Baa3/BBB	2,736,875
925	Comcast MO of Delaware, Inc., 9.00%, 9/1/08	Baa2/BBB+	983,477
	CSC Holdings, Inc.,
1,000	7.625%, 4/1/11, Ser. B	B2/B+	1,013,750
1,700	7.875%, 2/15/18	B2/B+	1,717,000
3,000	8.125%, 7/15/09, Ser. B	B2/B+	3,108,750
6,625	8.125%, 8/15/09, Ser. B	B2/B+	6,865,156
	DirecTV Holdings LLC,
1,000	6.375%, 6/15/15	Ba3/BB-	962,500
870	8.375%, 3/15/13	Ba3/BB-	906,975
	Historic TW, Inc.,
500	6.625%, 5/15/29	Baa2/BBB+	510,006
5,000	9.125%, 1/15/13	Baa2/BBB+	5,845,375

10.31.06 | PIMCO Corporate Income Fund Annual Report 5

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2006 (continued)

Principal Amount (000)			Credit Rating (Moody’s/S&P)*	Value

Multi-Media (continued)
$1,610		News America Holdings, Inc., 6.75%, 1/9/38	Baa2/BBB	$1,723,838
		Rogers Cable, Inc.,	Ba2/BB+
CAD	1,750	7.25%, 12/15/11	Ba2/BB+	1,665,425
$3,000		8.75%, 5/1/32	Ba2/BB+	3,566,250
12,000		Time Warner, Inc., 7.70%, 5/1/32	Baa2/BBB+	13,707,564
6,500		Univision Communications, Inc., 7.85%, 7/15/11	Ba3/BB-	6,576,102
				62,158,831
Oil & Gas – 8.5%
		CenterPoint Energy Res. Corp.,
4,000		6.50%, 2/1/08	Baa3/BBB	4,048,388
1,200		7.75%, 2/15/11	Baa3/BBB	1,302,455
4,000		Chesapeake Energy Corp., 7.75%, 1/15/15	Ba2/BB	4,140,000
		Dynergy-Roseton Danskammer, Inc., pass thru certificates,
1,750		7.27%, 11/8/10, Ser. A	Ba3/B	1,759,844
2,000		7.67%, 11/8/16, Ser. B	Ba3/B	2,036,250
		El Paso Corp.,
5,000		8.05%, 10/15/30	B2/B	5,300,000
2,000		10.75%, 10/1/10	B2/B	2,240,000
4,900		Gaz Capital S.A., 8.625%, 4/28/34	Baa1/BB+	6,247,500
9,200		Gazprom AG, 9.625%, 3/1/13	Baa1/BBB-	10,953,520
1,000		Hanover Compressor Co., 9.00%, 6/1/14	B2/B	1,070,000
835		Perforadora Central S.A. de CV, 4.92%, 12/15/18	NR/NR	830,745
1,300		Pogo Producing Co., 8.25%, 4/15/11, Ser. B	B1/B+	1,342,250
2,350		Salomon Brothers AG for OAO Siberian Oil Co., 10.75%, 1/15/09	Ba2/BB+	2,596,280
3,000		Sonat, Inc., 7.625%, 7/15/11	B2/B	3,120,000
250		Transcontinental Gas Pipe Line Corp., 8.875%, 7/15/12, Ser. B	Ba1/BB-	281,875
2,000		USX Corp., 9.375%, 2/15/12	Baa1/BBB+	2,376,166
5,000		Weatherford International, Inc., 6.625%, 11/15/11, Ser. B	Baa1/BBB+	5,263,500
		Williams Cos., Inc.,
2,000		7.125%, 9/1/11	Ba2/BB-	2,075,000
7,000		7.50%, 1/15/31, Ser. A	Ba2/BB-	7,140,000
5,000		7.875%, 9/1/21	Ba2/BB-	5,312,500
				69,436,273
Paper/Paper Products – 3.1%
		Abitibi-Consolidated, Inc.,
5,000		8.375%, 4/1/15	B2/B+	4,381,250
5,000		8.55%, 8/1/10	B2/B+	4,831,250
		Bowater, Inc.,
1,000		9.00%, 8/1/09	B2/B+	1,045,000
3,000		9.50%, 10/15/12	B2/B+	3,045,000
		Georgia-Pacific Corp.,
10,500		8.00%, 1/15/24	B2/B	10,605,000
500		8.125%, 5/15/11	B2/B	520,000
850		Norske Skogindustrier ASA, 6.125%, 10/15/15 (d)	Ba1/BBB-	799,334
				25,226,834
Pharmaceuticals – 0.1%
1,000		Wyeth, 6.50%, 2/1/34	Baa1/A	1,098,808

6 PIMCO Corporate Income Fund Annual Report | 10.31.06

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Retail – 2.3%
$9,000	Albertson’s, Inc., 8.00%, 5/1/31	B1/B	$9,122,274
3,000	JC Penney Co., Inc., 8.125%, 4/1/27	Baa3/BBB-	3,098,121
5,897	Yum! Brands, Inc., 8.875%, 4/15/11	Baa2/BBB	6,676,625
			18,897,020
Telecommunications – 13.8%
	AT&T Corp., VRN,
792	7.30%, 11/15/11	A2/A	862,871
5,000	8.00%, 11/15/31	A2/A	6,283,225
5,000	Bellsouth Capital Funding, 7.875%, 2/15/30	A2/A	5,895,985
1,000	Cincinnati Bell, Inc., 8.375%, 1/15/14	B2/B-	1,025,000
8,000	Citizens Communications Co., 9.25%, 5/15/11	Ba2/BB+	8,910,000
5,000	Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/13	Baa2/BBB+	5,718,735
	Deutsche Telekom International Finance BV,
10,000	8.00%, 6/15/10, VRN	A3/A-	10,924,220
3,000	8.25%, 6/15/30	A3/A-	3,737,418
	Embarq Corp.,
5,000	7.082%, 6/1/16	Baa3/BBB-	5,124,880
5,000	7.995%, 6/1/36	Baa3/BBB-	5,332,650
	France Telecom S.A.,
10,000	7.75%, 3/1/11	A3/A-	10,994,900
3,000	8.50%, 3/1/31	A3/A-	3,997,932
1,000	Intelsat Subsidiary Holding Co., Ltd., 8.625%, 1/15/15	B2/B+	1,042,500
	Nextel Communications, Inc.,
3,000	6.875%, 10/31/13, Ser. E	Baa3/BBB+	3,068,640
2,000	7.375%, 8/1/15, Ser. D	Baa3/BBB+	2,067,466
12,860	Qwest Capital Funding, Inc., 7.25%, 2/15/11	B3/B	13,085,050
2,000	Qwest Communications International, Inc., 7.50%, 2/15/14	B2/B	2,050,000
2,300	Qwest Corp., 8.64%, 6/15/13, FRN	Ba2/BB	2,489,750
	Sprint Capital Corp.,
6,900	6.125%, 11/15/08	Baa3/BBB+	7,009,262
4,000	6.875%, 11/15/28	Baa3/BBB+	4,110,204
1,200	Time Warner Telecom Holdings, Inc., 9.405%, 2/15/11, FRN	NR/CCC+	1,224,001
5,469	Verizon Global Funding Corp., 7.25%, 12/1/10	A3/A	5,875,270
1,500	Verizon New York, Inc., 7.375%, 4/1/32, Ser. B	Baa3/A	1,572,658
			112,402,617
Tobacco – 0.2%
2,000	RJ Reynolds Tobacco Holdings, Inc., 7.25%, 6/1/12 (d)	Ba3/BB	2,087,792
Utilities – 6.5%
500	Consumers Energy Co., 6.375%, 2/1/08 (d)(f)	Baa2/BBB-	504,466
	East Coast Power LLC, Ser. B,
825	6.737%, 3/31/08	Baa3/BBB-	830,023
3,128	7.066%, 3/31/12	Baa3/BBB-	3,244,292
3,100	Entergy Gulf States, Inc., 6.14%, 12/8/08, FRN (d)	Baa3/BBB+	3,107,697
2,000	Florida Gas Transmission Co., 7.00%, 7/17/12 (b)(d)	Baa2/BBB+	2,126,818
3,960	FPL Energy Wind Funding LLC, 6.876%, 6/27/17 (d)	Ba2/BB-	4,044,150
4,500	Homer City Funding LLC, 8.137%, 10/1/19	Ba2/BB	4,860,000
2,150	IPALCO Enterprises, Inc., 8.375%, 11/14/08	Ba1/BB-	2,236,000

10.31.06 | PIMCO Corporate Income Fund Annual Report 7

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Utilities (continued)
	Midwest Generation LLC, pass thru certificates,
$3,339	8.56%, 1/2/16, Ser. B	Ba2/BB-	$3,608,424
2,000	Northern States Power Co., 8.00%, 8/28/12, Ser. B	A2/A-	2,270,190
1,000	Ohio Edison Co., 5.647%, 6/15/09 (d)	Baa2/BBB-	1,004,742
	PSEG Energy Holdings LLC,
6,000	8.50%, 6/15/11	Ba3/BB-	6,435,000
1,956	8.625%, 2/15/08	Ba3/BB-	2,039,130
8,000	PSEG Power LLC, 8.625%, 4/15/31	Baa1/BBB	10,407,040
2,568	South Point Energy Center LLC, 8.40%, 5/30/12 (d)	NR/D	2,505,113
3,500	Tucson Electric Power, 7.50%, 8/1/08, Ser. B	Baa2/BBB-	3,598,550
			52,821,635
Waste Disposal – 2.3%
	Allied Waste North America, Inc.,
3,000	7.25%, 3/15/15	B2/BB-	3,015,000
1,000	7.875%, 4/15/13	B2/BB-	1,032,500
3,625	8.50%, 12/1/08, Ser. B	B2/BB-	3,833,438
	Waste Management, Inc.,
5,000	7.10%, 8/1/26	Baa3/BBB	5,559,535
5,000	7.375%, 8/1/10	Baa3/BBB	5,360,755
			18,801,228
Total Corporate Bonds & Notes (cost-$617,190,797)			630,746,001

SOVEREIGN DEBT OBLIGATIONS – 5.2%

Brazil – 2.3%
	Federal Republic of Brazil,
2,179	8.00%, 1/15/18	Ba2/BB	2,414,332
1,250	10.125%, 5/15/27	Ba2/BB	1,703,125
755	10.50%, 7/14/14	Ba2/BB	956,585
9,000	11.00%, 8/17/40	Ba2/BB	11,864,250
1,050	12.75%, 1/15/20	Ba2/BB	1,617,000
			18,555,292
Guatemala – 0.2%
1,500	Republic of Guatemala, 9.25%, 8/1/13 (d)	Ba2/BB	1,752,000
Panama – 1.1%
	Republic of Panama,
3,000	9.375%, 7/23/12	Ba1/BB	3,528,000
4,470	9.625%, 2/8/11	Ba1/BB	5,129,325
			8,657,325
Russia – 1.1%
	Russian Federation,
7,362	5.00%, 3/31/30, VRN	Baa2/BBB+	8,263,889
1,011	8.25%, 3/31/10	Baa2/BBB+	1,061,481
			9,325,370
South Africa – 0.4%
	Republic of South Africa,
120	7.375%, 4/25/12	Baa1/BBB+	130,200
2,600	9.125%, 5/19/09	Baa1/BBB+	2,827,500
			2,957,700

8 PIMCO Corporate Income Fund Annual Report | 10.31.06

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Ukraine – 0.1%
$1,000	Republic of Ukraine, 7.65%, 6/11/13	B1/BB-	$1,073,300
Total Sovereign Debt Obligations (cost-$37,925,922)			42,320,987

U.S. GOVERNMENT AGENCY SECURITIES – 4.1%

	Fannie Mae,
884	6.721%, 11/1/35, MBS, FRN	Aaa/AAA	909,546
230	7.00%, 2/1/29, MBS	Aaa/AAA	238,065
124	7.00%, 2/19/30, CMO, VRN	Aaa/AAA	127,591
69	7.00%, 1/1/32, MBS	Aaa/AAA	71,902
1,591	7.00%, 6/1/32, MBS	Aaa/AAA	1,637,788
156	7.00%, 10/1/32, MBS	Aaa/AAA	160,567
129	7.00%, 11/1/32, MBS	Aaa/AAA	132,200
489	7.00%, 12/1/32, MBS	Aaa/AAA	502,297
122	7.00%, 1/1/33, MBS	Aaa/AAA	126,111
168	7.00%, 2/1/33, MBS	Aaa/AAA	172,620
416	7.00%, 3/1/33, MBS	Aaa/AAA	427,978
2,441	7.00%, 5/1/33, MBS	Aaa/AAA	2,510,609
182	7.00%, 6/1/33, MBS	Aaa/AAA	187,541
130	7.00%, 7/1/33, MBS	Aaa/AAA	134,478
404	7.00%, 1/1/34, MBS	Aaa/AAA	417,112
754	7.00%, 3/1/34, MBS	Aaa/AAA	776,734
558	7.00%, 9/1/34, MBS	Aaa/AAA	575,051
1,734	7.00%, 4/1/35, MBS	Aaa/AAA	1,787,634
740	7.00%, 6/1/35, MBS	Aaa/AAA	763,041
2,142	7.00%, 10/1/35, MBS	Aaa/AAA	2,210,224
2,805	7.00%, 2/1/36, MBS	Aaa/AAA	2,895,232
80	7.00%, 9/25/41, CMO	Aaa/AAA	81,655
1,361	7.00%, 12/25/41, CMO	Aaa/AAA	1,401,897
36	7.50%, 12/25/19, CMO	Aaa/AAA	37,914
285	7.50%, 5/1/22, MBS	Aaa/AAA	297,667
16	7.50%, 6/25/30, CMO	Aaa/AAA	16,876
296	7.50%, 12/1/33, MBS	Aaa/AAA	307,346
69	7.50%, 11/25/40, CMO	Aaa/AAA	71,373
144	7.50%, 5/25/42, CMO	Aaa/AAA	149,698
6,682	7.50%, 12/25/45, CMO	Aaa/AAA	7,043,010
33	8.00%, 7/18/27, CMO	Aaa/AAA	34,747
6,806	8.00%, 12/25/45, CMO	Aaa/AAA	7,255,169
	Freddie Mac,
94	7.50%, 11/1/19, MBS	Aaa/AAA	97,002
29	8.00%, 9/15/26, CMO	Aaa/AAA	30,341
8	9.50%, 5/15/21, CMO	Aaa/AAA	7,798
Total U.S. Government Agency Securities (cost-$33,340,976)			33,596,814

10.31.06 | PIMCO Corporate Income Fund Annual Report 9

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

MORTGAGE-BACKED SECURITIES – 2.1%

	Chase Commercial Mortgage Securities Corp.,
$3,500	6.887%, 10/15/32, CMO (d)	NR/BB+	$3,607,753
	GSMPS Mortgage Loan Trust, CMO (d),
3,670	7.50%, 6/19/27	NR/NR	3,807,773
92	7.50%, 6/19/32	NR/NR	95,705
3,867	7.50%, 6/25/43	NR/NR	3,923,007
	Merrill Lynch Mortgage Investors, Inc., CMO, VRN,
2,805	7.120%, 12/15/30	A3/A-	3,071,649
2,000	7.397%, 2/15/30	Baa1/BBB+	2,108,210
80	Washington Mutual, Inc., 7.50%, 4/25/33, CMO	Aaa/AAA	82,625
Total Mortgage-Backed Securities (cost-$16,619,445)			16,696,722

MUNICIPAL BONDS (d)(h) – 1.5%

New Jersey – 1.5%
	Tobacco Settlement Financing Corp. Rev., VRN,
3,994	6.771%, 6/1/32	NR/AA	4,558,592
2,500	7.521%, 6/1/24	NR/AA	2,931,300
4,166	8.021%, 6/1/32	NR/AA	5,142,010
Total Municipal Bonds (cost-$9,919,405)			12,631,902

SENIOR LOANS (a)(b)(c) – 0.8%

Containers & Packaging – 0.1%
	Smurfit-Stone Container,
131	5.22%, 11/1/10		131,970
102	7.625%, 11/1/11, Term C		102,493
297	7.625%, 11/1/11, Term B		299,146
322	7.688%, 11/1/11, Term B		324,517
215	7.688%, 11/1/11, Term C		216,344
			1,074,470
Energy – 0.2%
	AES Corp., Term B,
714	6.75%, 4/30/08		716,592
714	7.50%, 8/10/11		716,592
			1,433,184
Entertainment – 0.0%
500	Shackleton Crean Event Management, 12.87125%, 8/1/08		500,000
Multi-Media – 0.3%
2,500	Century Cable Communications, 10.25%, 6/30/09, Term B		2,446,875
Printing/Publishing – 0.2%
	Dex Media East LLC, Term B,
38	6.82%, 5/8/09		38,303
126	6.87%, 5/8/09		125,928
653	6.89%, 5/8/09		651,274
154	6.90%, 5/8/09		153,350
359	7.00%, 5/8/09		358,201
			1,327,056
Total Senior Loans (cost-$6,809,516)			6,781,585

10 PIMCO Corporate Income Fund Annual Report | 10.31.06

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2006 (continued)

Shares		Credit Rating (Moody’s/S&P)*	Value

PREFERRED STOCK – 0.4%

Financing – 0.4%
	Fresenius Medical Care Capital Trust II,
3,400	7.875%, UNIT (cost-$3,674,550)	B1/B+	$3,468,000

SHORT-TERM INVESTMENTS – 9.0%

Principal Amount (000)

Corporate Notes – 4.1%
Financial Services – 3.2%
$3,000	Ford Motor Credit Co., 7.75%, 2/15/07	B1/B	3,005,646
8,000	General Motors Acceptance Corp., 6.274%, 1/16/07, FRN	Ba1/BB	7,999,352
5,000	Sets Trust, 8.85%, 4/2/07 (d)(f)(g)	NR/NR	5,044,857
	TIERS Principal Protected Trust,
10,000	8.41%, 3/22/07 (b)(d)(f)(g)	NR/NR	10,181,632
			26,231,487
Hotels/Gaming – 0.4%
3,000	Caesars Entertainment, Inc., 8.50%, 11/15/06	Baa3/BB+	3,002,469
Insurance – 0.0%
123	Prudential Financial, Inc., 4.104%, 11/15/06	A3/A	122,954
Utilities – 0.5%
2,000	Potomac Electric Power, 6.25%, 10/15/07	Baa1/BBB+	2,015,980
2,000	TXU U.S. Holdings Co., 7.17%, 8/1/07	Baa3/BB+	2,032,210
			4,048,190
Total Corporate Notes (cost-$33,230,084)			33,405,100
U.S. Treasury Bills (i) – 1.4%
11,545	4.67%-4.96%,11/30/06-12/14/06 (cost-$11,480,636)		11,480,636
Sovereign Debt Obligations – 1.4%

France – 1.4%
€8,900	France Treasury Bill BTF, 2.890%, 11/23/06	NR/NR	11,339,453
Ukraine – 0.0%
$93	Republic of Ukraine, 11.00%, 3/15/07	B1/BB-	95,232
Total Sovereign Debt Obligations (cost-$11,216,407)			11,434,685

10.31.06 | PIMCO Corporate Income Fund Annual Report 11

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Commercial Paper – 0.2%

Banking – 0.2%
$1,500	Danske Corp., 5.24%, 1/30/07 (f) (cost-$1,480,350)	NR/NR	$1,480,140
Repurchase Agreements – 1.9%
13,000	Credit Suisse First Boston, dated 10/31/06, 5.25%, due 11/1/06, proceeds $13,001,896; collateralized by U.S. Treasury Inflation Protected Bonds, 3.375%, 4/15/32, valued at $13,360,510 including accrued interest		13,000,000
2,314	State Street Bank & Trust Co., dated 10/31/06, 4.90%, due 11/1/06, proceeds $2,314,315; collateralized by Federal Home Loan Bank, 4.125%, 10/19/07, valued at $2,364,057 including accrued interest		2,314,000
Total Repurchase Agreements (cost-$15,314,000)			15,314,000
Total Short-Term Investments (cost-$72,721,477)			73,114,561

OPTIONS PURCHASED (j) – 0.1%

Contracts/ Notional Amount
Call Options – 0.0%
	9-Year Interest Rate Swap (OTC) Pay 3-Month USD LIBOR Floating Rate Index,
819,000,000	strike rate 4.405%, expires 2/21/07 (b)		250,917
Put Options – 0.1%
	Eurodollar Futures, Chicago Mercantile Exchange,
306	strike price $91, expires 9/17/07		1
3	strike price $91.25, expires 12/17/07		_
140	strike price $91.50, expires 9/17/07		_
722	strike price $91.75, expires 12/17/07		2
	9-Year Interest Rate Swap (OTC) Pay 3-Month USD LIBOR Floating Rate Index,
819,000,000	strike rate 5.80%, expires 2/21/07 (b)		282,293
			282,296
Total Options Purchased (cost-$1,681,885)			533,213
Total Investments before options written (cost-$799,883,973) – 100.5%			$819,889,785

OPTIONS WRITTEN (j) – (0.5)%

Call Options – (0.4)%
	9-Year Interest Rate Swap (OTC) Pay 3-Month USD LIBOR Floating Rate Index,
819,000,000	strike rate 4.85%, expires 2/21/07 (b)		(2,919,416)
Put Options – (0.1)%
	9-Year Interest Rate Swap (OTC) Pay 3-Month USD LIBOR Floating Rate Index,
819,000,000	strike rate 5.55%, expires 2/21/07 (b)		(1,231,473)
Total Options Written (premiums received-$5,814,900)			(4,150,889)
Total Investments net of options written (cost-$794,069,073) – 100.0%			$815,738,896

12 PIMCO Corporate Income Fund Annual Report | 10.31.06

PIMCO Corporate Income Fund Schedule of Investments

October 31, 2006 (continued)

Notes to Schedule of Investments:

*                      Unaudited

(a)               Private Placement. Restricted as to resale and may not have a readily available market.

(b)              Illiquid security.

(c)               These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty.

(d)              144A Security–Security exempt from registration, under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)               Security in default.

(f)                 Fair-valued security. Securities with an aggregate value of $19,225,742, which represent 2.4% of total investments, have been fair valued.

(g)              Credit-linked trust certificate.

(h)              Residual Interest Municipal Bonds (“RIBS”)/Residual Interest Tax Exempt Bonds (“RITES”)–The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index.

(i)                  All or partial amount segregated as collateral for futures contracts and/or options written.

(j)                  Non-income producing.

Glossary:
	£-	British Pound
	€-	Euro
BTF	-	French fixed treasury bills issued for less than one year.
CAD	-	Canadian Dollar
CMO	-	Collateralized Mortgage Obligation
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on October 31, 2006.
LIBOR	-	London Inter-Bank Offered Rate
MBS	-	Mortgage-Backed Security
NR	-	Not Rated
OTC	-	Over the Counter
UNIT	-	More than one class of securities traded together.
VRN	-

Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on October 31, 2006.

See accompanying Notes to Financial Statements. | 10.31.06 | PIMCO Corporate Income Fund Annual Report 13

PIMCO Corporate Income Fund Statement of Assets and Liabilities

October 31, 2006

Assets:
Investments, at value (cost-$799,883,973)	$819,889,785
Cash (including foreign currency of $5,982,464 with a cost of $5,892,628)	8,629,329
Unrealized appreciation on swaps	50,144,269
Interest receivable	14,829,135
Premium for swaps purchased	3,890,852
Receivable for variation margin on futures contracts	935,893
Prepaid expenses	21,456
Receivable for investments sold	3,086
Total Assets	$898,343,805

Liabilities:
Unrealized depreciation on swaps	53,687,116
Options written, at value (premiums received-$5,814,900)	4,150,889
Dividends payable to common and preferred shareholders	4,026,200
Unrealized depreciation on forward foreign currency contracts	521,749
Investment management fees payable	386,564
Premium for swaps sold	298,400
Accrued expenses	168,522
Total Liabilities	63,239,440
Preferred shares ($25,000 net asset and liquidation value per share applicable to an aggregate of 12,000 shares issued and outstanding)	300,000,000
Net Assets Applicable to Common Shareholders	$535,104,365

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share, applicable to 36,253,071 shares issued and outstanding)	$363
Paid-in-capital in excess of par	515,034,041
Dividends in excess of net investment income	(1,044,271)
Accumulated net realized gain	1,000,787
Net unrealized appreciation of investments, futures contracts, options written, swaps and foreign currency transactions	20,113,445
Net Assets Applicable to Common Shareholders	$535,104,365
Net Asset Value Per Common Share	$14.76

14 PIMCO Corporate Income Fund Annual Report | 10.31.06 | See accompanying Notes to Financial Statements.

PIMCO Corporate Income Fund Statement of Operations

For the year ended October 31, 2006

Investment Income:
Interest	$56,489,318
Facility and other fee income	598,868
Dividends	267,750
Total Investment Income	57,355,936

Expenses:
Investment management fees	6,165,674
Auction agent fees and commissions	776,780
Custodian and accounting agent fees	225,581
Interest expense on reverse repurchase agreements	162,297
Shareholder communications	104,231
Audit and tax services	96,998
Trustees’ fees and expenses	48,040
Transfer agent fees	36,523
New York Stock Exchange listing fees	29,174
Insurance expense	19,524
Legal fees	17,599
Investor relations	14,095
Miscellaneous	17,809
Total expenses	7,714,325
Less: investment management fees waived	(1,644,222)
custody credits earned on cash balances	(17,336)
Net expenses	6,052,767

Net Investment Income	51,303,169

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,331,443
Futures contracts	(8,321,602)
Options written	3,332,527
Swaps	14,659,724
Foreign currency transactions	(669,020)
Net change in unrealized appreciation/depreciation of:
Investments	3,858,057
Futures contracts	5,705,761
Options written	1,717,755
Swaps	(5,507,849)
Foreign currency transactions	(312,113)
Net realized and change in unrealized gain on investments, futures contracts, options written, swaps and foreign currency transactions	15,794,683
Net Increase in Net Assets Resulting from Investment Operations	67,097,852

Dividends on Preferred Shares from:
Net Investment Income	(13,837,292)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$53,260,560

See accompanying Notes to Financial Statements. | 10.31.06 | PIMCO Corporate Income Fund Annual Report 15

PIMCO Corporate Income Fund	Statement of Changes in Net Assets
Applicable to Common Shareholders

	Year ended October 31, 2006	Year ended October 31, 2005
Investment Operations:
Net investment income	$51,303,169	$46,243,453
Net realized gain on investments, futures contracts, options written, swaps and foreign currency transactions	10,333,072	9,294,991
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps and foreign currency transactions	5,461,611	(25,684,273)
Net increase in net assets resulting from investment operations	67,097,852	29,854,171

Dividends and Distributions on Preferred Shares from:
Net investment income	(13,837,292)	(8,250,450)
Net realized gains	—	(471,455)
Total dividends and distributions to preferred shareholders	(13,837,292)	(8,721,905)
Net increase in net assets applicable to common shareholders resulting from investment operations	53,260,560	21,132,266

Dividends and Distributions to Common Shareholders from:
Net investment income	(48,394,877)	(45,701,987)
Net realized gains	—	(9,765,042)
Total dividends and distributions to common shareholders	(48,394,877)	(55,467,029)

Capital Share Transactions:
Reinvestment of dividends and distributions	4,510,827	3,547,880
Total increase (decrease) in net assets applicable to common shareholders	9,376,510	(30,786,883)

Net Assets Applicable to Common Shareholders:
Beginning of year	525,727,855	556,514,738
End of year (including dividends in excess of net investment income of $1,044,271 and $1,280,818, respectively)	$535,104,365	$525,727,855

Common Shares Issued in Reinvestment of Dividends and Distributions	307,184	233,775

16 PIMCO Corporate Income Fund Annual Report | 10.31.06 | See accompanying Notes to Financial Statements.

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2006

1. Organization and Significant Accounting Policies

PIMCO Corporate Income Fund (the “Fund”), was organized as a Massachusetts business trust on October 17, 2001. Prior to commencing operations on December 21, 2001, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations there under, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s Investment Manager and is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value common stock authorized.

The Fund’s primary investment objective is to seek high current income with capital preservation and capital appreciation as secondary objectives by investing at least 80% of its total assets in a diversified portfolio of U.S. dollar-denominated corporate debt obligations and of varying maturities and other corporate income producing securities.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Fund management is evaluating the application of the Interpretation, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, Fund management is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The Fund’s investments in senior floating rate loans (“Senior Loans”) for which a secondary market exists will be valued at the mean of the last available bid and asked prices in the market for such Senior Loans, as provided by an independent pricing service. Other Senior Loans are valued at fair value pursuant to procedures approved by the Board of Trustees. Such procedures include consideration and evaluation of: (1) the creditworthiness of the borrower and any intermediate participants; (2) the term of the Senior

10.31.06 | PIMCO Corporate Income Fund Annual Report 17

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2006

1. Organization and Significant Accounting Policies (continued)

(a) Valuation of Investments (continued)

Loan; (3) recent prices in the market for similar loans, if any; (4) recent prices in the market for loans of similar quality, coupon rate, and period until next interest rate reset and maturity; and (5) general economic and market conditions affecting the fair value of the Senior Loan. At October 31, 2006, no Senior Loans were fair valued. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Fund’s net asset value is determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received by the Fund are amortized as income over the expected term of the senior loan. Commitment fees received by the Fund relating to unfunded purchase commitments are deferred and amortized to facility fee income over the period of the commitment.

(c) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions — Common Stock

The Fund declares dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their income tax treatment; temporary differences do not require reclassification. For the year ended October 31, 2006, the permanent differences are primarily attributable to the differing treatment of foreign currency transactions, swap payments, paydowns and consent fees. These adjustments were to decrease dividends in excess of net investment income and decrease accumulated net realized gains by $11,165,547. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in capital in excess of par.

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to the treatment of amounts received under swap agreements. For the year ended October 31, 2006, the Fund received $12,353,184 from swap agreements, which are treated as net realized gain (loss) for financial statement purposes and as net income (loss) for federal income tax purposes.

(e) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the

18 PIMCO Corporate Income Fund Annual Report | 10.31.06

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2006

1. Organization and Significant Accounting Policies (continued)

(e) Foreign Currency Translation (continued)

gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

(f) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(g) Option Transactions

The Fund may purchase and write (sell) put and call options for hedging purposes, risk management purposes or as a part of its investment strategy. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from the securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market.

(h) Interest Rate/Credit Default Swaps

The Fund enters into interest rate and credit default swap contracts (“swaps”) for investment purposes, to manage its interest rate and credit risk or to add leverage.

As a seller in the credit default swap contract, the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. Such periodic payments are accrued daily and recorded as realized gain (loss).

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund would function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by a third party, such as a U.S. or foreign corporate issuer on the referenced obligation. In return, the Fund would make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain (loss).

10.31.06 | PIMCO Corporate Income Fund Annual Report 19

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2006

1. Organization and Significant Accounting Policies (continued)

(h) Interest Rate/Credit Default Swaps (continued)

Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Net periodic payments received (paid) by the Fund are included as part of realized gain (loss) and net periodic payments accrued, but not received (paid) are included in change in unrealized appreciation/depreciation on the Fund’s Statement of Operations.

Swaps are marked to market daily based upon quotations from brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in net interest rates.

(i) Senior Loans

The Fund purchases assignments of Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(j) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(k) Credit-Linked Trust Certificates

Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another fixed income market.

Similar to an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests.

(l) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of

20 PIMCO Corporate Income Fund Annual Report | 10.31.06

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2006

1. Organization and Significant Accounting Policies (continued)

(l) Repurchase Agreements (continued)

the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(m) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. At October 31, 2006, the Fund had no reverse repurchase agreements outstanding. The weighted average daily balance of reverse repurchase agreements outstanding for the year ended October 31, 2006 was $24,413,041 at a weighted average interest rate of 4.88% (for 49 days open during the year).

(n) When-Issued/Delayed-Delivery Transactions

The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security on a delayed-delivery basis is sold, the Fund does not participate in future gains and losses with respect to the security.

(o) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. Investment Manager/Sub-Adviser

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.75% of the Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding. In order to reduce Fund expenses, the Investment Manager has contractually agreed to waive a portion of its investment management fee at the annual rate of 0.20% of the Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding, from the commencement of operations through December 31, 2006, and for a declining amount thereafter through December 31, 2009.

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC, the “Sub-Adviser”, to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager and not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services, at the maximum annual rate of 0.42% of the Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares

10.31.06 | PIMCO Corporate Income Fund Annual Report 21

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2006

2. Investment Manager/Sub-Adviser (continued)

that may be outstanding. The Sub-Adviser has contractually agreed to waive a portion of the fees it is entitled to receive from the Investment Manager such that the Sub-Adviser will receive 0.30% of the Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding, from the commencement of the Fund’s operations through December 31, 2006, and will receive an increasing amount thereafter.

3. Investment in Securities

For the year ended October 31, 2006, purchases and sales of investments, other than short-term securities and U.S. government obligations, were $250,686,127 and $222,592,888, respectively. Purchases and sales of in U.S. government obligations, were $11,075,937 and $12,298,424, respectively.

(a) Futures contracts outstanding at October 31, 2006:

Type		Contracts	Market Value (000)	Expiration Date	Unrealized Appreciation
Long:	Financial Future British Pound–90 day	870	$196,379	12/19/07	$1,042
	Financial Future Euro–90 day	350	83,339	12/17/07	293,237
	Financial Future Euro–90 day	650	154,838	3/17/08	617,520
	Financial Future Euro–90 day	1,584	377,249	6/16/08	1,136,506
	Financial Future Euro–90 day	103	24,524	9/15/08	37,520
	U.S. Treasury Bond Futures	138	15,547	12/19/06	280,312
	U.S. Treasury Notes 10 yr. Futures	437	47,292	12/19/06	16,287
					$2,382,424

(b) Transactions in options written for the year ended October 31, 2006:

	Notional/ Contracts	Premiums
Options outstanding, October 31, 2005	7,457,367	$1,607,640
Options written	1,643,013,581	9,225,253
Options terminated in closing purchase transactions	(7,470,948)	(4,985,703)
Options expired	(5,000,000)	(32,290)
Options outstanding, October 31, 2006	1,638,000,000	$5,814,900

(c) Credit default swaps contracts outstanding at October 31, 2006:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Fixed Payments Received (Paid) by Fund	Unrealized Appreciation (Depreciation)
Bank of America
Ford Motor Credit	$5,000	6/20/07	2.70%	$59,041

Bear Stearns
Bombardier	3,000	12/20/06	(1.90)%	(12,265)
Encana	3,000	9/20/09	0.53%	29,377
Ford Motor Credit	4,000	6/20/10	5.60%	303,225
GMAC	5,000	6/20/07	4.65%	148,503

Credit Suisse First Boston
GMAC	7,000	12/20/10	5.22%	993,171
Qwest Holding	7,000	12/20/06	(1.45)%	(24,777)
Qwest Holding	7,000	12/20/10	4.56%	847,941

22 PIMCO Corporate Income Fund Annual Report | 10.31.06

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2006

3. Investment in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Fixed Payments Received (Paid) by Fund	Unrealized Appreciation (Depreciation)
Goldman Sachs
Bombardier	3,000	12/20/10	4.05%	221,217
Ford Motor Credit	7,000	12/20/10	5.90%	115,702
Ford Motor Credit	1,000	6/20/07	3.00%	14,039
Reliant Energy	7,000	12/20/06	(0.85)%	(8,620)
HSBC Bank
Ford Motor Credit	5,000	6/20/07	2.67%	57,926
Ford Motor Credit	1,000	6/20/07	2.70%	11,808

JP Morgan Chase
American International Group	5,100	6/20/10	0.35%	50,640
Ford Motor Credit	10,000	6/20/07	3.10%	146,967

Lehman Securities
Ford Motor Credit	7,000	12/20/06	(2.05)%	(30,055)
MGM	7,000	12/20/06	(0.70)%	(8,287)

Merrill Lynch
Federation of Russia	5,000	7/20/07	0.40%	11,239
Ford Motor Credit	5,000	6/20/07	2.80%	62,760
Ford Motor Credit	2,000	6/20/07	3.45%	34,771
Reliant Energy	2,000	12/20/10	2.80%	43,752

Morgan Stanley Dean Witter
Federation of Russia	5,000	6/20/07	0.39%	11,335
Ford Motor Credit	5,000	9/20/10	4.05%	140,277
Ford Motor Credit	1,000	6/20/07	3.40%	17,014
Ford Motor Credit	2,000	6/20/07	3.75%	39,233
GMAC	7,000	12/20/06	(2.10)%	(36,732)
MGM	7,000	12/20/10	2.55%	268,275
Reliant Energy	5,000	12/20/10	2.90%	127,478

UBS Securities
Ford Motor Credit	1,000	6/20/07	3.35%	16,549
				$3,651,504

(d) Interest rate swap agreements outstanding at October 31, 2006:

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by Fund	Payments received by Fund	Unrealized Appreciation (Depreciation)
Barclay’s Bank	$160,000	6/21/25	5.70%	3 month LIBOR	$(8,284,640)
Barclay’s Bank	160,000	6/21/25	3 month LIBOR	5.70%	8,122,672
Lehman Securities	334,000	2/23/16	4.405%	3 month LIBOR	1,808,960
Lehman Securities	334,000	2/23/16	3 month LIBOR	5.80%	269,799
Lehman Securities	700,000	12/18/24	5.77%	3 month LIBOR	(45,281,740)
Lehman Securities	680,000	12/18/24	3 month LIBOR	5.70%	36,170,598
					$(7,194,351)

LIBOR—London Inter-bank Offered Rate

The Fund received $3,500,000 par value in U.S. Treasury Bills as collateral for swap contracts.

10.31.06 | PIMCO Corporate Income Fund Annual Report 23

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2006

3. Investment in Securities (continued)

(e) Forward foreign currency contracts outstanding at October 31, 2006:

	U.S. $ Value Origination Date	U.S. $ Value October 31, 2006	Unrealized (Depreciation)
Purchased:
¥ 584,802,000 settling 11/15/06	$5,141,238	$5,002,660	$(138,578)

Sold:
1,750,000 Canadian Dollar settling 11/30/06	1,537,353	1,563,239	(25,886)
€ 9,260,000 settling 12/8/06	11,811,500	11,843,672	(32,172)
£ 9,180,000 settling 11/30/06	17,188,219	17,513,332	(325,113)
			$(521,749)

£ - British Pound

€ - Euro

¥ - Japanese Yen

4. Income Tax Information

The tax character of dividends and distributions paid were:

	Year Ended October 31, 2006	Year Ended October 31, 2005
Ordinary Income	$62,232,169	$56,641,744
Long-Term Capital Gains	–	7,547,190

At October 31, 2006, the tax character of distributable earnings of $3,488,480 was comprised entirely of ordinary income.

The cost basis of portfolio securities for federal income tax purposes is $799,883,973. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $28,159,614; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $8,153,802; net unrealized depreciation for federal income tax purposes is $20,005,812.

5. Auction Preferred Shares

The Fund has issued 2,400 shares of Preferred Shares Series M, 2,400 shares of Preferred Shares Series T, 2,400 shares of Preferred Shares Series W, 2,400 shares of Preferred Shares Series TH and 2,400 shares of Preferred Shares Series F each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the year ended October 31, 2006, the annualized dividend rate ranged from:

	High	Low	At October 31, 2006
Series M	5.25%	3.65%	5.05%
Series T	5.16%	3.61%	5.05%
Series W	5.21%	3.65%	5.05%
Series TH	5.21%	3.65%	5.05%
Series F	5.30%	3.73%	5.05%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote together with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

24 PIMCO Corporate Income Fund Annual Report | 10.31.06

PIMCO Corporate Income Fund Notes to Financial Statements

October 31, 2006

6. Subsequent Common Dividend Declarations

On November 1, 2006, a dividend of $0.10625 per share was declared to common shareholders payable December 1, 2006 to shareholders of record on November 13, 2006.

On December 1, 2006, a dividend of $0.10625 per share was declared to common shareholders payable December 29, 2006 to shareholders of record on December 11, 2006.

7. Legal Proceedings

In June and September 2004, the Investment Manager, certain of its affiliates (including Allianz Global Investors Distributors LLC and PEA Capital LLC) and Allianz Global, agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “Commission”), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by PEA Capital LLC. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. None of the settlements allege that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern market timing and have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern revenue sharing and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution, and waiver of or return of certain sales charges paid by open-end fund shareholders.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date hereof.

10.31.06 | PIMCO Corporate Income Fund Annual Report 25

PIMCO Corporate Income Fund Financial Highlights

For a share of common stock outstanding throughout each period.

	Year ended, October 31,				For the period December 21, 2001* through
	2006	2005	2004	2003	October 31, 2002
Net asset value, beginning of period	$14.63	$15.58	$15.38	$12.25	$14.33	**
Investment Operations:
Net investment income	1.42	1.30	1.33	1.55	1.12	(1)
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	0.43	(0.46)	0.73	3.18	(2.00)
Total from investment operations	1.85	0.84	2.06	4.73	(0.88)
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.38)	(0.23)	(0.10)	(0.11)	(0.11)
Net realized gains	–	(0.01)	(0.01)	–	–
Total dividends and distributions on preferred shares	(0.38)	(0.24)	(0.11)	(0.11)	(0.11)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.47	0.60	1.95	4.62	(0.99)
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.34)	(1.28)	(1.41)	(1.38)	(0.96)
Net realized gains	–	(0.27)	(0.34)	(0.11)	–
Total dividends and distributions to common shareholders	(1.34)	(1.55)	(1.75)	(1.49)	(0.96)
Capital Share Transactions:
Common stock offering costs charged to paid-in capital in excess of par	–	–	–	–	(0.03	)(1)
Preferred shares offering costs/underwriting discounts charged to paid-in capital in excess of par	–	–	–	–	(0.10	)(1)
Total capital share transactions	–	–	–	–	(0.13)
Net asset value, end of period	$14.76	$14.63	$15.58	$15.38	$12.25
Market price, end of period	$15.68	$14.92	$15.46	$15.43	$13.24
Total Investment Return (2)	15.08%	6.92%	12.32%	29.29%	(5.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$535,104	$525,728	$556,515	$544,454	$429,982
Ratio of expenses to average net assets (3)(4)(5)	1.16%	1.12%	1.12%	1.15%	1.07	% (6)
Ratio of expenses to average net assets, excluding interest expense (3)(4)(5)	1.13%	1.12%	1.12%	1.15%	1.07	% (6)
Ratio of net investment income to average net assets (3)(5)	9.83%	8.54%	8.95%	10.90%	9.83	%(6)
Preferred shares asset coverage per share	$69,566	$68,791	$71,365	$70,367	$60,826
Portfolio turnover	30%	108%	74%	63%	77%

*	Commencement of operations.
**	Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.
(1)	Calculated based on average daily shares outstanding.
(2)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(3)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(4)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(o) in Notes to Financial Statements).
(5)

During the fiscal periods indicated above, the Investment Manager waived a portion of its investment management fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.48% and 9.51%, respectively, for the year ended October 31, 2006; 1.43% and 8.23%, respectively, for the year ended October 31, 2005; 1.43% and 8.64%, respectively, for the year ended October 31, 2004; 1.47% and 10.58%, respectively, for the year ended October 31, 2003; and 1.37% (annualized) and 9.53% (annualized), respectively, for the period December 21, 2001 (commencement of operations) through October 31, 2002.

(6)	Annualized.

26 PIMCO Corporate Income Fund Annual Report | 10.31.06 | See accompanying Notes to Financial Statements.

PIMCO Corporate Income Fund Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
PIMCO Corporate Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of PIMCO Corporate Income Fund (the “Fund”) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended and for the period December 21, 2001 (commencement of operations) through October 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 18, 2006

10.31.06 | PIMCO Corporate Income Fund Annual Report 27

PIMCO Corporate Income Fund	Matters Relating to the Trustees Consideration of the Investment Management and
Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested (“Independent”) Trustees, voting separately, approve the Fund’s Management Agreements (the “Advisory Agreements”) with the Investment Manager and Portfolio Management Agreements (the “Sub-Advisory Agreements”, and together with the Advisory Agreements, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Trustees met on June 20 and 21, 2006 (the “contract review meeting”) for the specific purpose of considering whether to approve the Advisory Agreements and the Sub-Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting (the “Meeting”).

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the Fund’s Advisory Agreements and the Sub-Advisory Agreements should be approved for a one-year period commencing July 1, 2006.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Adviser under the Agreements.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. on the total return investment performance (based on net assets) of the Funds for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives, (ii) information provided by Lipper Inc. on the Funds’ management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper Inc., (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional separate account and other clients, (iv) an estimate of the profitability to the Investment Manager from its relationship with the Funds for the twelve months ended March 31, 2006, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds.

The Trustees’ conclusions as to the continuation Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Funds. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Funds. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Funds given their investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

28 PIMCO Corporate Income Fund Annual Report | 10.31.06

PIMCO Corporate Income Fund	Matters Relating to the Trustees Consideration of the Investment Management and
Portfolio Management Agreements (unaudited) (continued)

Based on information provided by Lipper Inc., the Trustees also reviewed each Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper Inc. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the Meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding each the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper Inc.

For each of the Funds, the Trustees specifically took note of how each Fund compared to its Lipper Inc. peers as to performance and management fee expenses. The Trustees noted that while the Fund is not charged a separate administration fee, it was not clear whether the peer funds in the Lipper Inc. categories were charged such a fee by their investment managers. Thus, the Trustees, at the recommendation of the Investment Manager, considered the total expenses of the Funds comparatively to the total expenses of the peer funds, recognizing that the fees for management and administrative services would be subsumed within the total expense ratio.

The Trustees noted that the Fund had significantly outperformed its peer median and average group for the one-year and three-year periods ended April 30, 2006. The Trustees also noted that the Fund’s expense ratio (after taking into account waivers) including the effect of preferred shares was significantly below the median and average for its peer group and excluding the effect of preferred shares was also below the median and average for its peer group.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts relating to investment performance and the comparative positioning of each Fund with respect to the management fee paid to the Investment Manager.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Funds. Regarding the institutional separate accounts, they noted that the management fees paid by the Funds are generally higher than the fees paid by these clients of the Sub-Adviser, but were advised that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Funds are also relatively higher, due in part to the more extensive regulatory regime to which the Fund is subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Fund is generally higher than the fees paid by the other open-end funds but were advised that there are additional portfolio management challenge in managing the Fund, such as the use of leverage and meeting a regular dividend.

The Trustees also took into account that the Fund has preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on the Fund’s total managed assets, including assets attributable to preferred shares and other forms of leverage outstanding). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on one hand, and the Fund’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser indicating that each Fund’s use of leverage through preferred shares continues to be appropriate and in the interests of the Fund’s common shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability of the Investment Manager from its relationship with each Fund and determined that such profitability was not excessive.

The Trustees also took into account that, as closed-end investment companies, the Fund does not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) only through the investment performance of each Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

10.31.06 | PIMCO Corporate Income Fund Annual Report 29

PIMCO Corporate Income Fund	Matters Relating to the Trustees Consideration of the Investment Management and
Portfolio Management Agreements/Fund Changes (unaudited) (continued)

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

Corporate Changes

On September 12, 2006, the Fund’s Board of Trustees appointed William B. Ogden IV as a class I Trustee. On October 10, 2006, David C. Flattum, an interested Trustee, resigned. On December 12, 2006, the Fund’s Board of Trustees appointed John C. Maney, as a Class III (interested) Trustee.

Investment Policy Changes

Effective April 4, 2006, the Fund expanded upon its investment policy permitting it to invest up to 20% of its total assets in other types of debt instruments. The Fund may now invest the balance of its assets (i.e., assets not devoted to satisfying the 80% requirement) in any type of security or instrument, subject to the Fund’s other investment policies and restrictions. This change in no way affects the Fund’s intention to normally invest at least 80% of its total assets in a portfolio of U.S. dollar-denominated corporate debt obligations and other corporate income-producing securities (the “80% requirement”).

30 PIMCO Corporate Income Fund Annual Report | 10.31.06

PIMCO Corporate Income Fund	Privacy Policy, Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Funds, such as the Funds’ investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases you will be clients of a third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we or our affiliates believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to your non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the twelve months ended June 30, 2006 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 331-1710; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

10.31.06 | PIMCO Corporate Income Fund Annual Report 31

PIMCO Corporate Income Fund	Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Funds’ dividend disbursement agent.

Unless you (or your broker or nominee) elects not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)                                  If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)                                  If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

32 PIMCO Corporate Income Fund Annual Report | 10.31.06

PIMCO Corporate Income Fund	Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

Robert E. Connor Date of Birth: 9/17/34 Trustee since: 2001 Term of office: Expected to stand for re-election at 2009 annual meeting of shareholders. Trustee/Director of 24 funds in Fund Complex	Corporate Affairs Consultant. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2001
Term of office: Expected to stand for re-election at
    2007 annual meeting of shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

John J. Dalessandro II
Date of Birth: 7/26/37
Trustee since: 2001
Term of office: Expected to stand for re-electionat
    2007 annual meeting of shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since:
December 2006
Trustee since: 2001
Term of office: Expected to stand for re-election at
    2009 annual meeting of shareholders.
Trustee/Director of 24 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company; Formerly, Managing Director, Royal Bank of Canada Capital Markets.

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for election at
    2007 annual meeting of shareholders.
Trustee/Director of 24 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant; Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

R. Peter Sullivan III
Date of Birth: 9/4/41
Trustee since: 2002
Term of office: Expected to stand for re-election at
    2008 annual meeting of shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

John C. Maney Date of Birth: 8/3/59 Trustee since: 2006 Trustee of 24 Funds Trust of No funds outside the Fund Complex

Chief Financial Officer of Allianz Global Investors Fund Management LLC; Managing Director and Chief Financial Officer of AGIFM and Allianz Global Investors of America L.P. since Jan 2005, and Chief Operating Officer of Allianz Global Investors of America since November 2006. Executive Vice President and Chief Financial Officer since 2001. Chief Financial Officer of PIMCO, Oppenheimer Capital LLC, AGID, NFJ Investment Group and a number of other affiliated entities. Chief Financial Officer and Executive Vice President of Allianz Global Investors Distributors LLC. Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc.
(1998-2001)

Further information about the Fund’s Trustees is available in the Fund’s Statement of Additional Information, dated February 14, 2002, which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at (800) 331-1710.

10.31.06 | PIMCO Corporate Income Fund Annual Report 33

PIMCO Corporate Income Fund	Principal Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002

Executive Vice President, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 32 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 35 funds in the Fund Complex; Trustee of 8 funds in the Fund Complex.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2002

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 32 funds in the Fund Complex; Assistant Treasurer of 35 funds in the Fund Complex.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004

Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 67 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Neuberger Berman LLC (1991-2004).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 67 funds in the Fund Complex. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004), Audit Manager, Pricewaterhouse Coopers LLP (1996-2002).

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: Dec 2006

Assistant Secretary of 67 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).

William V. Healey Date of Birth: 7/28/53 Assistant Secretary since: Dec 2006

Executive Vice President, Chief Legal Officer, Allianz Global Investors of America L.P., Allianz Global Investors Fund Management and Allianz Global Investors Distributors LLC. Assistant Secretary of 67 funds in the Fund Complex; formerly, Chief Legal Officer, Vice President and Associate General Counsel of Prudential Insurance Company of America (1998-2005).

Richard H. Kirk Date of Birth: 4/6/61 Assistant Secretary since: Dec 2006

Senior Vice President, Associate General Counsel, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 67 funds in the Fund Complex; formerly, Vice President, Counsel, Prudential Financial, Inc./American Skandia; Associate General Counsel, Friedman, Billings, Ramsey, Inc.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: Dec 2006	Assistant Secretary of 67 funds in the Fund Complex; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

34 PIMCO Corporate Income Fund Annual Report | 10.31.06

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10.31.06 | PIMCO Corporate Income Fund Annual Report 35

Trustees and Principal Officers

Robert E. Connor	Lawrence G. Altadonna
Trustee	Treasurer, Principal Financial & Accounting Officer
Paul Belica	Thomas J. Fuccillo
Trustee	Vice President, Secretary & Chief Legal Officer
John J. Dalessandro II	Youse E. Guia
Trustee	Chief Compliance Officer
Hans W. Kertess	Kathleen Chapman
Trustee, Chairman of the Board of Trustees	Assistant Secretary
John C. Maney	William Healey
Trustee	Assistant Secretary
William B. Ogden, IV	Richard Kirk
Trustee	Assistant Secretary
R. Peter Sullivan III	Lagan Srivastava
Trustee	Assistant Secretary
Brian S. Shlissel
President & Chief Executive Officer

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PFPC Inc.

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02210-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Corporate Income Fund, for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarter of its fiscal year on Form N-Q. The Fund’s Form N-Qs is available on the SEC’s website at www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

On March 6, 2006, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms
N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)          As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710.  The Investment Managers code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)              Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $60,000 in 2006 and $60,000 in 2007.

b)                                     Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $20,000 in 2006 and $16,000 in 2007. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)              Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance,

tax service and tax planning (“Tax Services”) were $11,850 in 2006 and $12,500 in 2007. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

d)             All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)              1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Corporate Income Fund (THE “FUND”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Funds’ Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Funds’ Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Funds’ independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Funds will also require the separate written pre-approval of the President of the Funds, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Funds’ independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Funds’ independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)          The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)          Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)          Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i)   (C) of Rule 2-01 of Registration S-X.

f) Not applicable

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2006 Reporting Period was $2,649,791 and the 2007 Reporting Period was $2,256,748.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John J. Dalessandro II, Hans W. Kertess, William B. Ogden IV and R. Peter Sullivan III.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO CORPORATE INCOME FUND

(the “TRUST”)

PROXY VOTING POLICY

1.                                      It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  TheTrust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                      The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  Summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto.  Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.                                      The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                      AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                      The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.                                      This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub-adviser of a Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trusts’ website at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.                                      It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                      AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.                                      The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                      AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                      The party voting the proxy shall:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.                                      This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of January 5 2007, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Corporate Income Fund (PCN) (the “Fund”):

Mark R. Kiesel

Mr. Kiesel is an Executive Vice President, generalist portfolio manager, and a senior member of PIMCO’s investment strategy and portfolio management group. He also heads the investment-grade corporate desk and manages corporate portfolios for the firm. Previously, Mr. Kiesel served as PIMCO’s head of equity derivatives and as a senior credit analyst. Mr. Kiesel joined PIMCO in 1996, previously having been associated with the sales and trading divisions of Merrill Lynch and JP Morgan. He has eleven years of investment experience and holds a bachelor’s degree in economics from the University of Michigan and an MBA in finance, economics and international business from the University of Chicago Graduate School of Business.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Funds that were managed by the Portfolio Manager as of October 31, 2006, including accounts managed by a team, committee, or other group that includes the Portfolio Manager.  Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#		AUM($million)
Mark R. Kiesel	PCN	4	4,148.08	11	2,733.44	20	*	3,069.13	*

* Of these other accounts, one account totaling $159.74 million in assets pay an advisory fee that is based in part on the performance of the account.

From time to time, potential conflicts of interest may arise between the portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to- day management of a Fund. Because of their positions with the Fund, the portfolio manager knows the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. Pacific Investment Management Company LLC (“PIMCO”) has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Fund on a fair and equitable basis over time.

 (a) (3)

As of October 31, 2006, the following explains the compensation structure of the individual that has primary responsibility for day-to-day portfolio management of the Funds:

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation.  PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•                  3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•                  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•                  Amount and nature of assets managed by the portfolio manager;

•                  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•                  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•                  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•                  Contributions to asset retention, gathering and client satisfaction;

•                  Contributions to mentoring, coaching and/or supervising; and

•                  Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each

Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

 (a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of 10/31/06.

PIMCO Corporate Income Fund

Portfolio Manager	Dollar Range of Equity Securities in the Funds
Mark R. Kiesel	None

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

			Total Number	Maximum Number of
			Of Shares Purchased	Shares That May Yet Be
	Total Number	Average	As Part Of Publicly	Purchased Under The
	Of Shares	Price Paid	Announced Plans Or	Plans
Period	Purchased	Per Share	Programs	Or Programs

November 2006	N/A	14.62	26,629	N/A
December 2006	N/A	14.60	51,270	N/A
January 2007	N/A	14.75	14,680	N/A
February 2007	N/A	14.96	24,529	N/A
March 2006	N/A	15.04	24,186	N/A
April 2007	N/A	14.67	24,314	N/A
May 2007	N/A	14.66	24,114	N/A
June 2007	N/A	14.36	24,292	N/A
July 2007	N/A	14.06	24,777	N/A
August 2007	N/A	14.85	23,208	N/A
September 2007	N/A	14.87	22,932	N/A
October 2007	N/A	14.99	22,253	N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)          The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)         There were no significant changes in the registrant’s internal controls or in factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS

(a) (1)  Exhibit 99.CODE ETH - Code of Ethics

(a) (2)  Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)  Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PIMCO Corporate Income Fund

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date	January 5, 2007

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date	January 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date	January 5, 2006

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date	January 5, 2006